UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8170 Maple Lawn Boulevard, Suite 180
Fulton, MD 20759
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 29, 2011, Colfax Corporation issued a press release reporting financial results for the second quarter ended July 1, 2011.  A copy of Colfax Corporation’s press release is attached to this report as Exhibit 99.1 and is incorporated in this report by reference.  Colfax Corporation has scheduled a conference call for 8:00 a.m. EDT on July 29, 2011 to discuss its financial results, and slides for that call are attached to this report as Exhibit 99.2 and are incorporated in this report by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On July 27, 2011, Steven E. Simms was appointed to the Board of Directors of Colfax Corporation (the “Board”). Mr. Simms has also been appointed to the Board’s Compensation Committee, replacing Thomas Gayner on Compensation Committee effective upon Mr. Simms’ appointment.  Mr. Gayner remains a member of the Board’s Audit Committee.

The full text of Colfax Corporation’s press release issued on July 27, 2011, is attached hereto as Exhibit 99.3 and is incorporated in this report by reference.

Consistent with the terms of Colfax Corporation’s director compensation package for non-employee directors, Mr. Simms received a grant of 5,556 restricted stock units upon his appointment to the Board.  These restricted stock units will vest in three equal installments on the first three anniversaries of the grant date and will be delivered upon termination of service from the Board.  Mr. Simms will also receive an annual cash retainer of $35,000 and an annual equity award of $60,000 in restricted stock units at the time of the Company’s annual shareholders meeting, which award will vest in three equal installments on the first three anniversaries of the grant date.  The Board has approved a director deferred compensation plan which will allow Mr. Simms to defer the delivery of his annual equity award and to receive, at his discretion, deferred stock units in lieu of his annual cash retainer and meeting fees.

In connection with Mr. Simms’s appointment to the Board, he and the Company have entered into the Company’s standard form of indemnification agreement for executive officers and directors, the form of which was previously filed as Exhibit 10.3 to the Company’s registration statement on Form S-1 (File No. 333-148486).

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Colfax Corporation press release dated July 29, 2011, reporting financial results for the second quarter ended July 1, 2011.

99.2	Colfax Corporation slides for July 29, 2011 conference call reporting financial results for the second quarter ended July 1, 2011.

99.3	Colfax Corporation press release dated July 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colfax Corporation

Date: July 29, 2011	By:	/s/ C. SCOTT BRANNAN
	Name:	C. Scott Brannan
	Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Colfax Corporation press release dated July 29, 2011, reporting financial results for the second quarter ended July 1, 2011.

99.2	Colfax Corporation slides for July 29, 2011 conference call reporting financial results for the second quarter ended July 1, 2011.

99.3	Colfax Corporation press release dated July 27, 2011